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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K






                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                        Date of Report: October 3, 2000
                                        ---------------



                      The Dennis Fund Limited Partnership
           ---------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Connecticut                      0-23950               06-1456461
-----------------------------          ------------         ------------------
 (State or Other Jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)         Identification No.)



Two American Lane, P.O. Box 5150, Greenwich, Connecticut              06831-8150
--------------------------------------------------------              ----------
        (Address of Principal Executive Offices)                      (Zip Code)


        Registrant's telephone number, including area code (203) 861-1000
                                                           --------------


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ITEM 5.  OTHER EVENTS.

On October 3, 2000, the Registrant's general partner announced the resignation of the Registrant's trading advisor. The information contained in the Letter to Investors attached as Exhibit 99.1 is incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA
                  FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  99.1                Letter to Investors dated October 3, 2000.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                THE DENNIS FUND LIMITED PARTNERSHIP

                                By: Kenmar Advisory Corp., general partner

Dated: October 10, 2000         By: /s/ Esther Eckerling Goodman
                                    ---------------------------------
                                Esther Eckerling Goodman
                                Senior  Executive  Vice
                                President  and  Chief  Operating  Officer
                                (Duly Authorized Officer of the General Partner)


Dated: October 10, 2000         By: /s/ Thomas J. DiVuolo
                                    ---------------------------------
                                Thomas J. DiVuolo
                                Senior Vice President (Principal Financial
                                and Accounting Officer of the Registrant)





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                                  EXHIBIT INDEX


EXHIBIT NO.                                 EXHIBIT
-----------                                 -------

99.1                                Letter to Investors dated October 3, 2000.












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